                                                                      EXHIBIT 25

                       ANALYSTS INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY
                                     TO SIGN
                      REGISTRATION STATEMENT AND AMENDMENTS

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints F. W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as Director of Analysts International Corporation to the Registration Statement and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration on Form S-8 under the Securities Act of 1933, as amended, of the following securities of the Company:

             1,000,000     shares of Common Stock, par value of $.10 per share

granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 27th day of October, 1999.

                                         /s/ Willis Drake
                                         --------------------------

STATE OF MINNESOTA         )
                           )  ss.
COUNTY OF HENNEPIN         )

         On the 27th day of October, 1999, before me, personally came Willis Drake, to me known to the be person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                         /s/ Carrie B. Amirayan
                                         --------------------------
                                         Notary Public


                                         [SEAL]

                                                                      EXHIBIT 25

                       ANALYSTS INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY
                                     TO SIGN
                      REGISTRATION STATEMENT AND AMENDMENTS

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints F. W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as Director of Analysts International Corporation to the Registration Statement and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration on Form S-8 under the Securities Act of 1933, as amended, of the following securities of the Company:

             1,000,000     shares of Common Stock, par value of $.10 per share

granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 27th day of October, 1999.

                                         /s/ Margaret Loftus
                                         --------------------------

STATE OF MINNESOTA         )
                           )  ss.
COUNTY OF HENNEPIN         )

         On the 27th day of October, 1999, before me, personally came Margaret Loftus, to me known to the be person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                         /s/ Carrie B. Amirayan
                                         --------------------------
                                         Notary Public

                                         [SEAL]

                                                                      EXHIBIT 25

                       ANALYSTS INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY
                                     TO SIGN
                      REGISTRATION STATEMENT AND AMENDMENTS

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints F. W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as Director of Analysts International Corporation to the Registration Statement and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration on Form S-8 under the Securities Act of 1933, as amended, of the following securities of the Company:

             1,000,000     shares of Common Stock, par value of $.10 per share

granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 27th day of October, 1999.

                                         /s/ Edward M. Mahoney
                                         --------------------------

STATE OF MINNESOTA         )
                           )  ss.
COUNTY OF HENNEPIN         )

         On the 27th day of October, 1999, before me, personally came Edward
M. Mahoney, to me known to the be person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.


                                         /s/ Carrie B. Amirayan
                                         --------------------------
                                         Notary Public

                                         [SEAL]

                                                                      EXHIBIT 25

                       ANALYSTS INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY
                                     TO SIGN
                      REGISTRATION STATEMENT AND AMENDMENTS

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints F. W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as Director of Analysts International Corporation to the Registration Statement and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration on Form S-8 under the Securities Act of 1933, as amended, of the following securities of the Company:

             1,000,000     shares of Common Stock, par value of $.10 per share

granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 27th day of October, 1999.

                                         /s/ Robb Prince
                                         --------------------------

STATE OF MINNESOTA         )
                           )  ss.
COUNTY OF HENNEPIN         )

         On the 27th day of October, 1999, before me, personally came Robb Prince, to me known to the be person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

                                         /s/ Carrie B. Amirayan
                                         --------------------------
                                         Notary Public

                                         [SEAL]

                                                                      EXHIBIT 25

                       ANALYSTS INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY
                                     TO SIGN
                      REGISTRATION STATEMENT AND AMENDMENTS

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints F. W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as Director of Analysts International Corporation to the Registration Statement and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration on Form S-8 under the Securities Act of 1933, as amended, of the following securities of the Company:

             1,000,000     shares of Common Stock, par value of $.10 per share

granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 27th day of October, 1999.

                                         /s/ F. W. Lang
                                         --------------------------

STATE OF MINNESOTA         )
                           )  ss.
COUNTY OF HENNEPIN         )

         On the 27th day of October, 1999, before me, personally came F. W. Lang, to me known to the be person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

                                         /s/ Carrie B. Amirayan
                                         --------------------------
                                         Notary Public

                                         [SEAL]

                                                                      EXHIBIT 25

                       ANALYSTS INTERNATIONAL CORPORATION

                                POWER OF ATTORNEY
                                     TO SIGN
                      REGISTRATION STATEMENT AND AMENDMENTS

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby appoints F. W. Lang or Thomas R. Mahler, or either of them, my true and lawful attorneys in fact, for me and in my name, place and stead, to sign and affix my name as Director of Analysts International Corporation to the Registration Statement and all amendments thereto to be filed by said Company with the Securities and Exchange Commission, Washington, D.C., in connection with the registration on Form S-8 under the Securities Act of 1933, as amended, of the following securities of the Company:

             1,000,000     shares of Common Stock, par value of $.10 per share

granting and giving unto said attorneys in fact, or any one of them, full authority and power to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted, with full power to do and perform all acts authorized hereby as fully to all intents and purposes as I might or could do if personally present, with full power of substitution.

         IN TESTIMONY WHEREOF, I have hereunto set my hand this 27th day of October, 1999.

                                         /s/ Victor C. Benda
                                         --------------------------

STATE OF MINNESOTA         )
                           )  ss.
COUNTY OF HENNEPIN         )

         On the 27th day of October, 1999, before me, personally came Victor
C. Benda, to me known to the be person described in and who executed the foregoing instrument and acknowledged that he executed the same as his free act and deed.

                                         /s/ Carrie B. Amirayan
                                         --------------------------
                                         Notary Public

                                         [SEAL]